Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent Events

NOTE 21 – SUBSEQUENT EVENTS

In January 2026, Navios Partners completed a $36,000 sale and leaseback agreement with an unrelated third party for three of its vessels. The sale and leaseback agreement matures five years after each drawdown date and bears interest at Term SOFR plus 190 bps per annum.

In January 2026, Navios Partners completed a $90,000 sale and leaseback agreement with an unrelated third party, in order to finance the acquisition of two newbuilding Αframax/LR2 tankers. The sale and leaseback agreement matures nine years after the delivery date of each vessel and bears interest at Term SOFR plus 200 bps per annum.

In February 2026, Navios Partners took delivery of the Nave Anthos, a 2026-built Aframax/LR2 scrubber-fitted tanker of 116,998 dwt (see Note 15 – Commitments and contingencies).

During the first quarter of 2026, Navios Partners agreed to sell a 2009-built VLCC of 296,945 dwt, a 2011-built VLCC of 297,491 dwt and a 2010-built Post-Panamax of 93,062 dwt, to unrelated third parties, for an aggregate gross sale price of $148,850. The sales are expected to be completed during the first half of 2026. The aggregate gain on sale of the above vessels and the vessel agreed to be sold (see Note 6

– Vessels, net), is expected to be approximately $66,040.